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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                Date of Report (Date of earliest event reported):
                                JANUARY 23, 2006

                                ATS MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

           MINNESOTA                     0-18602                41-1595629
(State or Other Jurisdiction of        (Commission           (I.R.S. Employer
         Incorporation)                File Number)       Identification Number)

     3905 ANNAPOLIS LANE, SUITE 105
         MINNEAPOLIS, MINNESOTA                                          55447
(Address of Principal Executive Offices)                              (Zip Code)

                                 (763) 553-7736
              (Registrant's telephone number, including area code)

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

     On January 23, 2006, ATS Medical, Inc. ("ATS"), entered into an agreement and plan of merger (the "Merger Agreement") with Seabiscuit Acquisition Corp., a Delaware corporation and wholly owned subsidiary of ATS; 3F Therapeutics, Inc., a Delaware corporation ("3F"); and Boyd D. Cox, as stockholder representative. Pursuant to the Merger Agreement, Seabiscuit Acquisition Corp. will merge with and into 3F and 3F will become a wholly owned subsidiary of ATS.

     Under the terms of the Merger Agreement, upon closing, ATS will pay each 3F stockholder its pro-rata portion of an initial payment of 9,000,000 shares of ATS common stock, subject to certain adjustments. ATS will deposit 900,000 shares of the closing payment in escrow to be held for at least 18 months after closing of the merger to cover indemnification claims and certain contingencies, and the balance will be distributed pro-rata to holders of 3F capital stock. In addition to the initial closing payment, ATS will be obligated to make additional contingent payments to 3F stockholders of up to 5,000,000 shares of ATS common stock upon obtaining CE mark or FDA approval for 3F's key products on or prior to December 31, 2013, up to an aggregate of 10,000,000 shares of ATS common stock. Milestone events also include certain transactions involving these key products. These contingent payments are subject to certain rights of set-off for indemnification claims and certain other events.

     The consummation of the merger is subject to customary conditions, and the Merger Agreement is subject to approval by ATS shareholders. The Merger Agreement has already been approved by the requisite number of 3F stockholders. Subject to these conditions being satisfied, ATS anticipates that the merger will close in its second quarter of fiscal 2006.

     A copy of the Merger Agreement and the press release announcing the merger are included as exhibits to this report and are incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (c) Exhibits.

Exhibit No.                               Description
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
10.1          Agreement and Plan of Merger, dated as of January 23, 2006, among
              ATS Medical, Inc.; Seabiscuit Acquisition Corp.; 3F Therapeutics,
              Inc.; and Boyd D. Cox, as Stockholder Representative *

99.1          Press Release of ATS Medical, Inc. issued January 24, 2006.

* Exhibits and Schedules to the Merger Agreement have been omitted but will be provided supplementally to the Securities and Exchange Commission upon request.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ATS MEDICAL, INC.


                                        By: /s/ John R. Judd
                                            ------------------------------------
                                            John R. Judd
                                            Chief Financial Officer

January 26, 2006


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                                  EXHIBIT INDEX

Exhibit No.                               Description
-----------                               -----------
10.1          Agreement and Plan of Merger, dated as of January 23, 2006, among
              ATS Medical, Inc.; Seabiscuit Acquisition Corp.; 3F Therapeutics,
              Inc.; and Boyd D. Cox, as Stockholder Representative *

99.1          Press Release of ATS Medical, Inc. issued January 24, 2006.

* Exhibits and Schedules to the Merger Agreement have been omitted but will be provided supplementally to the Securities and Exchange Commission upon request.


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